File No’s 333-180308 & 811-22680

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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[ ]	Soliciting Material Pursuant to ss.240.14a-12

Ultimus Managers Trust

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement

May 1, 2019

Important Voting Information Inside

Ultimus Managers Trust

on behalf of its series

Adler Value Fund

Alambic Mid Cap Plus Fund

Alambic Mid Cap Value Plus Fund

Alambic Small Cap Plus Fund

Alambic Small Cap Value Plus Fund

Blue Current Global Dividend Fund

HVIA Equity Fund

Kempner Multi-Cap Deep Value Fund

Ladder Select Bond Fund

Lyrical U.S. Value Equity Fund

Marshfield Concentrated Opportunity Fund

Meehan Focus Fund

Ryan Labs Core Bond Fund

Ryan Labs Long Credit Fund

Stralem Equity Fund

Wavelength Interest Rate Neutral Fund

Waycross Long/Short Equity Fund

Please Vote Immediately!

You can vote through the internet, by telephone, or by mail. Details on voting can be found on your proxy card.

Ultimus Managers Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS

Important Voting Information Inside

Table of Contents

Letter from the President	5
Notice of Special Meeting of Shareholders	7
Important Information to Help You Understand the Proposal	8
Proxy Statement	11
Proposal 1 - To Elect Seven Trustee Nominees to Serve on the Board of Trustees	14
Proposal 2 - To Transact Such Other Business as May Properly Come Before the Meeting or Any Adjournments or Postponements Thereof	28
Additional Information Regarding Shareholders and Voting Requirements	28
Additional Information Regarding the Operation of the Trust	29
Other Matters	30
Exhibit A - Outstanding Shares as of the Record Date of Each Class of Each Fund of the Trust	35
Exhibit B - Nominating Committee Charter	37
Exhibit C - Trustee Beneficial Equity Ownership of Fund Shares	40
Exhibit D - Principal Holders of Fund and Class Shares	43
Exhibit E - Trustee Compensation from Each Fund Its Most Recent Fiscal Year	49
Exhibit F - Committee Meetings	50
Exhibit G - Audit Fees	51
Proxy Card	52

LETTER FROM THE PRESIDENT

Ultimus Managers Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

May 1, 2019

Dear Shareholder,

I am writing to inform you of an upcoming Special Meeting of Shareholders of Ultimus Managers Trust (the “Trust”), consisting of the following separate series: Adler Value Fund, Alambic Mid Cap Plus Fund, Alambic Mid Cap Value Plus Fund, Alambic Small Cap Plus Fund, Alambic Small Cap Value Plus Fund, Blue Current Global Dividend Fund, HVIA Equity Fund, Kempner Multi-Cap Deep Value Fund, Ladder Select Bond Fund, Lyrical U.S. Value Equity Fund, Marshfield Concentrated Opportunity Fund, Meehan Focus Fund, Ryan Labs Core Bond Fund, Ryan Labs Long Credit Fund, Stralem Equity Fund, Wavelength Interest Rate Neutral Fund, and Waycross Long/Short Equity Fund. The Special Meeting of Shareholders of the Trust (the “Meeting’) is scheduled to be held on June 18, 2019. At the Meeting, you will be asked to vote on Trustee Nominees proposed for election to the Trust’s Board of Trustees (the “Board”). In particular, the Board has called the Meeting for the purpose of seeking shareholder approval of the election of seven Trustee nominees – Robert G. Dorsey (Interested Trustee), John J. Discepoli (Independent Trustee), David M. Deptula (Independent Trustee), Janine L. Cohen (Independent Trustee), Jacqueline A. Williams (Independent Trustee), Clifford N. Schireson (Independent Trustee), and Robert E. Morrison, Jr. (Independent Trustee).

I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. This is an important proposal affecting the Trust, and your vote matters. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

Federal securities laws require that mutual fund shareholders elect at least two-thirds of the trustees of a mutual fund board. The current Board, comprised of Robert G. Dorsey, John J. Discepoli, David M. Deptula, and Janine L. Cohen, satisfies that requirement, as the initial shareholder elected Messrs. Dorsey, Discepoli, and Deptula, and Ms. Cohen was elected by the Board. Recently, however, the Board, based on the recommendation of the Trust’s Nominating Committee, agreed to expand the size of the Trust’s Board from four to seven members and nominated Ms. Williams and Messrs. Schireson and Morrison (collectively, the “New Independent Trustee Nominees”) to serve as new Independent Trustees, subject to shareholder approval. The existing trustees of the Trust, Messrs. Dorsey, Discepoli, and Deptula and Ms. Cohen (the “Existing Trustee Nominees” and, together with the New Independent Trustee Nominees, the “Nominees”), have also been nominated by the Nominating Committee and the Board for election by the shareholders at this Meeting.

Both the Nominating Committee and the Board made these determinations based on their conclusions that: (1) each of the Nominees has satisfactory qualifications, and collectively provide a diversity of both relevant professional expertise and social perspective that will contribute to the Board’s operations; (2) an expanded Board populated by the New Independent Trustee Nominees and the Existing Trustee Nominees will be best positioned to continue to effectively and efficiently perform the fiduciary oversight responsibilities imposed on mutual fund trustees, particularly in light of the expected growth in the number of funds that the Board will oversee; and (3) the New Independent Trustee Nominees will complement the expertise and attributes of the current trustees, and will each be a good fit culturally on the Board.

For those reasons, the Board recommends that you vote “Yes” to the proposals that Mses. Cohen and Williams, and Messrs. Discepoli, Deptula, Schireson, and Morrison be elected as Independent Trustees and that Mr. Dorsey be elected as an Interested Trustee. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact Okapi Partners, our proxy solicitor, toll-free at 888-785-6617

If you are the record owner of shares of the Trust as of the close of business on April 29, 2019, you are authorized to vote. The meeting will be held on June 18, 2019, at 11:00 a.m. (EST) at the offices of the Trust’s Administrator, Ultimus Fund Solutions, LLC, at the address shown above. If you expect to attend the Meeting in person, please call the solicitor at 888-785-6617 to inform us.

Proxy materials for the shareholder meeting are enclosed and are also available at www.okapivote.com/UMT

On behalf of the Board of Trustees and all of the officers of the Trust, we appreciate your time and consideration of this important proposal. Thank you for investing in a series of Ultimus Managers Trust and for your continued support.

Sincerely,

David R. Carson
President

Ultimus Managers Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2019 AT 11:00 A.M., EASTERN TIME. THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM/UMT OR BY CALLING OKAPI PARTNERS TOLL FEE AT 888-785-6617.

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of all series of Ultimus Managers Trust will be held on June 18, 2019 at 11:00 a.m., Eastern Time and at any adjournments thereof. The Meeting will be held at the offices of the Trust’s administrator, Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The purpose of the meeting is:

1.	To elect seven Trustee nominees to the Board; and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

These proposals apply to Shareholders of all series of the Trust, comprised of: Adler Value Fund, Alambic Mid Cap Plus Fund, Alambic Mid Cap Value Plus Fund, Alambic Small Cap Plus Fund, Alambic Small Cap Value Plus Fund, Blue Current Global Dividend Fund, HVIA Equity Fund, Kempner Multi-Cap Deep Value Fund, Ladder Select Bond Fund, Lyrical U.S. Value Equity Fund, Marshfield Concentrated Opportunity Fund, Meehan Focus Fund, Ryan Labs Core Bond Fund, Ryan Labs Long Credit Fund, Stralem Equity Fund, Wavelength Interest Rate Neutral Fund, and Waycross Long/Short Equity Fund (each, a “Fund” and collectively, the “Funds”).

Shareholders of Record of each of the Funds as of the close of business on April 29, 2019 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Trust are included herein. The Notice of Meeting, Proxy Statement, and accompanying form of proxy are first being mailed to shareholders on or about May 1, 2019.

PLEASE VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING

By Order of the Board of Trustees,

David R. Carson

President and Chief Executive Officer

Ultimus Managers Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

We encourage you to carefully read the entire text of the Proxy Statement. In the paragraphs below, we provide you with a brief overview of the Proxy Statement using a question-and-answer format.

Why am I receiving these materials?

You are receiving these materials because on April 29, 2019, you owned shares of one or more series (each a “Fund” and together the “Funds”) of Ultimus Managers Trust (the “Trust”) overseen by the Trust’s Board of Trustees (the “Board” and its members each a “Trustee” and collectively, the “Trustees”), as listed below. The enclosed document is a proxy statement concerning the election of nominees to the Board. As a shareholder of a Fund, you are being asked to elect seven nominees to the Board (the “Proposal”). Three of the nominees are current Trustees who were elected by the initial shareholder, one of the nominees is a current Trustee who was elected by the Board, and the other three nominees would become new Trustees. The Board unanimously recommends that you vote in favor of electing all seven nominees.

Shareholders of the following Funds of the Trust are voting on these matters:

Adler Value Fund

Alambic Mid Cap Plus Fund

Alambic Mid Cap Value Plus Fund

Alambic Small Cap Plus Fund

Alambic Small Cap Value Plus Fund

Blue Current Global Dividend Fund

HVIA Equity Fund

Kempner Multi-Cap Deep Value Fund

Ladder Select Bond Fund

Lyrical U.S. Value Equity Fund

Marshfield Concentrated Opportunity Fund

Meehan Focus Fund

Ryan Labs Core Bond Fund

Ryan Labs Long Credit Fund

Stralem Equity Fund

Wavelength Interest Rate Neutral Fund

Waycross Long/Short Equity Fund

Why am I being asked to vote on this Proposal?

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may appoint Trustees without a shareholder election only if, immediately after such appointment, at least two-thirds of the Trustees then in office have been elected by shareholders. Because the Board currently has four Trustees, three of whom were elected by shareholders, the planned addition of three new Trustees, as approved by the Board at a Board meeting that took place on January 22-23, 2019, requires shareholder approval under the 1940 Act.

What role does the Board play generally?

The Trustees serve as representatives of the shareholders of each Fund and the Board is generally responsible for governance and oversight of each Fund that operates as part of the Trust. The Trustees are fiduciaries and have an obligation to serve the best interests of the Funds’ shareholders. The Board meets several times throughout the year to review the Funds’ performance, oversee the Funds’ operations, consider policy changes, and review and approve contractual arrangements between the Funds and companies that provide services to them, including each Fund’s investment adviser.

Who are the nominees for election or reelection to the Board?

The Board proposes that the following current Interested Trustee be elected to serve as an Interested Trustee of the Trust:

Robert G. Dorsey

Additionally, the Board proposes that the following current Independent Trustees be elected to serve as Independent Trustees of the Trust:

John J. Discepoli

David M. Deptula

Janine L. Cohen

Additionally, the Board proposes that the following three nominees be elected to serve as new Independent Trustees of the Trust:

Jacqueline A. Williams

Clifford N. Schireson

Robert E. Morrison, Jr.

What is the required vote to approve the Proposal?

In order to conduct the Meeting to elect the Trustee nominees, we must have a quorum present by proxy or in person. A quorum is a majority of the outstanding shares entitled to vote. To elect a nominee, an affirmative vote of more than half of the total votes cast is required. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shares of the Funds will be aggregated across all Funds in determining the results of the voting on the Proposal.

Where do I find information about the voting process?

Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone or over the internet, are set forth at the end of the proxy statement. If you still have questions, you may call Okapi Partners, our proxy solicitor, toll-free at 888-785-6617.

How do I vote my shares?

You may vote by telephone or on the internet, by mailing your proxy card, or in person at the Meeting. To vote by telephone or the internet, please follow the instructions listed on your proxy card. If you wish to vote by mail, please indicate your voting instructions on the enclosed proxy card, sign and date the proxy card, and return the proxy card by mail in the postage-paid envelope provided. If you will attend the Special Meeting and vote in person, please let us know by calling toll-free at 888-785-6617.

How does the Board recommend that I vote?

After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposal.

IMPORTANT NOTICE: Please cast your vote via telephone or over the internet according to the voting instructions contained in the Notice of Internet Availability of Proxy Materials (the "Availability Notice") previously sent to you or at the end of the accompanying proxy statement or, if you have requested and received a proxy card by mail, you may vote by completing, signing and returning the accompanying proxy card in the envelope provided.

YOUR RESPONSE IS IMPORTANT

Please return this proxy whether or not you expect to be present at the Meeting. In order to conduct the Meeting, we must have a quorum present by proxy or in person. A quorum is a majority of the outstanding shares entitled to vote.

Your proxy card provides three options, “yes,” “no,” and “abstain.” If you mark the “Yes” box or even if you simply sign and date the proxy card and return it in the envelope provided, your shares will be voted FOR the Proposal and to grant discretionary authority to the three persons named as Proxy. For the Proposal to be approved, a plurality of the shares voted must be voted “Yes.” That is, we must receive more yes votes than no votes. You may also vote by telephone or via the internet using the instructions shown on the enclosed proxy card.

PLEASE READ AND COMPLETE THE ENCLOSED PROXY

To ensure your representation at the Meeting, you may vote in one of four ways: by phone, by the internet, by mailing your proxy card, or in person at the Meeting. To vote by telephone or the internet, please follow the instructions listed on your proxy card. To vote by mail, please indicate your voting instructions on the enclosed proxy card, sign and date the proxy card, and return the proxy card by mail in the postage-paid envelope provided. If you will attend the Special Meeting and vote in person, please contact the Trust’s solicitor (Okapi Partners) by calling toll-free at 888-785-6617. As mandated by law, even if you return your signed and dated proxy you have two options to change your mind: (1) you may revoke your proxy and vote your shares in person, should you decide to attend the meeting in person; (2) you can change your vote by sending a Proxy with a later date, either via the internet, by telephone, or by mail.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the Proposal and to grant discretionary authority to the three persons named as Proxy.

The Board of Trustees unanimously recommends that you vote “YES” to the Proposal.

Ultimus Managers Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 18, 2019

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for use at the Special Meeting of shareholders of the Trust (the “Meeting”) to be held on June 18, 2019 at 11:00 a.m., Eastern Time and at any adjournments thereof. The purpose of the meeting is:

1.	To elect seven Trustee nominees to the Board; and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

These proposals apply to Shareholders of all series of the Trust (each, a “Fund” and collectively, the “Funds”). The Meeting will be held at the offices of the Trust’s administrator, Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Notice of Meeting, Proxy Statement, and accompanying form of proxy are first being mailed to shareholders on or about May 1, 2019.

By Order of the Board of Trustees,

David R. Carson

President

Purpose of Meeting

The Meeting is being called to elect seven nominees to serve as trustees on the Board (“Trustees”). The Board knows of no business other than the election of Trustees that will be presented for consideration.

Eligibility to Vote

Only shareholders of record of a Fund at the close of business on April 29, 2019 (the “Record Date”) are entitled to vote at the Meeting and any adjournments thereof. Information about the number of outstanding shares of the Funds as of the Record Date, is set forth in Exhibit A.

Each full share of a Fund counts as one vote, and fractional shares count as fractional votes. Shares of all Funds will be counted together in determining the results of the voting. There shall be no cumulative voting.

Voting by Proxy

The Board urges you to vote by either: (1) completing, signing, dating and returning the enclosed proxy card(s) in the postage paid envelope provided; (2) calling (toll-free), the telephone number on your proxy card; or (3) logging onto the internet address on your proxy card.

The Board has named David R. Carson, Matthew J. Beck, and Natalie S. Anderson as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Meeting. If you fill in and return your proxy card(s) in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of the proposal and will have discretionary authority with regards to other matters presented at the Meeting. Returning your proxy card(s) will not affect your right to attend the Meeting and vote in person.

At the time this Proxy Statement was printed, the Board was not aware of any other matter to be acted upon at the Meeting other than the proposal to elect seven Trustees nominees to the Board discussed in this Proxy Statement (the “Proposal”).

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, either via the internet, by telephone, by mail, or by appearing in person at the Meeting.

Voting in Person

If you wish to attend the Meeting and vote in person, please indicate your intention to attend by contacting contact Okapi Partners, our proxy solicitor, at 888-785-6617. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Meeting. If you attend the Meeting, but your shares are held in the name of your broker, bank, or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Vote Required to Approve Election of Trustees

Assuming a quorum is present at the Meeting, election of each of the listed nominees for Trustee of the Trust (the “Nominees”) will require the affirmative vote of a plurality of the votes cast at the Meeting. A plurality of affirmative votes means that there are more votes for the Proposal than there are votes against it. A quorum is a majority of the outstanding shares entitled to vote. All proxies received, including proxies that reflect: (i) broker non-votes (i.e., shares held in record name of broker-dealers or nominees as to which (a) instructions are not provided by the beneficial owners or the persons entitled to vote, and (b) the broker-dealer or nominee does not have discretionary voting power); or (ii) abstentions, will be counted as shares that are present for purposes of establishing a quorum.

The Board recommends that the shareholders of the Funds vote “FOR” the election of all seven Trustee Nominees.

If a quorum is not present at the Meeting, the persons named as proxies may propose adjournment to permit further solicitation of proxies with respect to the Proposal.

Adjournments

The appointed proxies may propose to adjourn the Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Meeting, the affirmative vote of a majority of the shares present at the Meeting, in person or by proxy, is required to approve the adjournment.

Whom to Call with Questions

Please call Okapi Partners, our proxy solicitor, toll-free at 888-785-6617 with any questions you may have relating to this Proxy Statement. Also, at your request, at no charge, the Trust on behalf of its various series will send you a copy of its most recent annual report and any subsequent semi-annual report, which will be sent to you within three (3) business days of receipt of your request. Please contact Ultimus Fund Solutions, LLC in writing at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or call the number listed below to request such reports. Your request should specify the Fund or Funds whose financial reports you wish to receive.

Fund	Telephone Number
Adler Value Fund	1-800-408-4682
Alambic Mid Cap Plus Fund	1-888-890-8988
Alambic Mid Cap Value Plus Fund	1-888-890-8988
Alambic Small Cap Plus Fund	1-888-890-8988
Alambic Small Cap Value Plus Fund	1-888-890-8988
Blue Current Global Dividend Fund	1-800-514-3583
HVIA Equity Fund	1-888-209-8710
Kempner Multi-Cap Deep Value Fund	1-800-665-9778
Ladder Select Bond Fund	1-888-859-5867
Lyrical U.S. Value Equity Fund	1-888-884-8099
Marshfield Concentrated Opportunity Fund	1-855-691-5288
Meehan Focus Fund	1-866-884-5968
Ryan Labs Core Bond Fund	1-866-561-3087
Ryan Labs Long Credit Fund	1-866-561-3087
Stralem Equity Fund	1-866-822-9555
Wavelength Interest Rate Neutral Fund	1-866-896-9292
Waycross Long/Short Equity Fund	1-866-267-4304

PROPOSAL 1: ELECTION OF TRUSTEE NOMINEES

Background

The Board of Trustees is currently comprised of four Trustees: three Trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), comprised of Board Chair John J. Discepoli, David M. Deptula and Janine L. Cohen; and one Trustee who is an interested person of the Trust (“Interested Trustee”), Robert G. Dorsey. Messrs. Dorsey, Discepoli and Deptula have been Trustees since the Trust’s inception in 2012. Ms. Cohen has been a Trustee since her election by the Board in 2016.

The Trust’s Nominating Committee, comprised of the Trust’s Independent Trustees (Cohen, Discepoli and Deptula), is responsible for, among other things, making recommendations regarding the appropriate size of the Board and for selecting and nominating persons for election to the Board as and when vacancies occur or are reasonably anticipated, or in the event that the Board determines it should expand. Nominees are presented by the Nominating Committee to the Board for election, and, as applicable are nominated for election by shareholders. A copy of the Trust’s Nominating Committee Charter (the “Charter”) is attached as Exhibit B.

At a meeting of the Board held on January 22-23, 2019, the Board, based on a recommendation from the Trust’s Nominating Committee, unanimously determined to increase the number of Trustees on the Board from four to seven. In addition, the Nominating Committee unanimously recommended and the Board approved, the nomination of seven individuals to serve as Trustees, subject to approval by the Trust’s shareholders. Shareholders of the Trust are consequently now being asked to vote on a proposal to elect all seven Nominees. Upon their election as Trustees by the Trust’ shareholders: Jacqueline A. Williams, Clifford N. Schireson, and Robert E. Morrison, Jr. will each serve as a new Independent Trustee (collectively, the “New Independent Trustee Nominees”); and John J. Discepoli, David M. Deptula, and Janine L. Cohen will each continue to serve as an Independent Trustee; and Robert G. Dorsey will continue to serve as an Interested Trustee (collectively, the “Existing Trustee Nominees”).

While the Nominating Committee has not established any specific minimum qualifications that must be met by a prospective nominee for a Trustee position, the Nominating Committee generally considers, among other factors, the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of a public company; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.

Pursuant to the Charter the Nominating Committee generally identifies Trustee candidates based on recommendations from Trust management, Trustees, Trust counsel and other advisers to the Trustees. The Nominating Committee does not consider nominations from shareholders of the Trust unless required by law. The Nominating Committee’s process does not vary depending upon the source of the recommendation. After reviewing a nominee candidate’s qualifications, the Nominating Committee members may meet with the nominee candidate either individually or as a group and then discuss the nominee candidate with the other Nominating Committee members. The Board has not adopted a formal diversity policy. However, when soliciting nominees for Trustee positions, the Nominating Committee makes efforts to identify and solicit qualified candidates with diverse backgrounds, including diversity of ethnicity, race, and gender, as well as diversity in professional experiences and skill sets.

With respect to the selection of the nominees for new Independent Trustees to fill the vacancies created by the expansion of the Board, the process was as follows. Ultimus Fund Solutions, LLC (“Ultimus”), the Trust’s administrator and (through its wholly-owned subsidiaries) a service provider to many mutual fund families, maintains and periodically updates an extensive list of potential trustee candidates, comprised of a diverse group of individuals from both within and outside the mutual fund industry. After soliciting names of additional potential trustee candidates from each of the Trustees and from Trust management, the Committee requested that David Carson, the Trust’s current President and Chief Executive Officer, and Robert Dorsey, Interested Trustee, update Ultimus’ list and prepare a list of recommended candidates for the Committee’s consideration. Messrs. Carson and Dorsey narrowed the field of candidates to twelve individuals and provided the Nominating Committee with resumes of each of these individuals in the Summer of 2018. The members of the Nominating Committee then conducted telephonic interviews with each of the candidates. At the conclusion of that process the Nominating Committee further narrowed the field to five candidates and held in-person interviews with each of those five candidates. After those interviews and much discussion, including with Messrs. Dorsey and Carson, the Nominating Committee further narrowed the candidates to three finalists: Ms. Williams and Messrs. Schireson and Morrison. The Nominating Committee and the Board invited the three finalists to attend the meeting of the Board on January 22-23, 2019 as guests, which they did, after which the Nominating Committee selected and recommended that each of them be nominated to serve as Independent Trustees, subject to shareholder approval. The full Board subsequently concurred in this selection and recommendation.

Mr. Dorsey, a current Interested Trustee who was the Trust’s initial Trustee and has served since its inception, was not subject to the recommendation and nomination process utilized by the Nominating Committee and the Board. Messrs. Discepoli and Deptula, each a current Independent Trustee who was elected by the Board, were both elected by the initial shareholder, and Ms. Cohen, a current Independent Trustee who was elected by the Board, were also not subject to the recommendation and nomination process utilized by the Nominating Committee and the Board. Notwithstanding the foregoing, the Nominating Committee and the Board did consider, among other things, each current Trustee’s experience, qualifications, attributes and skills as a member of the Board. The Board had previously considered that Mr. Discepoli had filed for personal bankruptcy in 2013 and agreed that he had satisfactorily explained the circumstances from which it resulted and that his bankruptcy did not adversely affect his ability to serve as a member of the Board.

Section 16(a) of the 1940 Act provides that no person shall serve as a Trustee of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office shall have been elected to such office by the holders of the outstanding voting securities of the company at such an annual or special meeting. To ensure continued compliance with the forgoing requirement, shareholders are being asked at this Meeting to elect the Nominees. If elected by the shareholders, the term of office of each Nominee will be until he/she dies, resigns, is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until his/her successor is elected and qualified. Each Nominee has indicated a willingness to serve as a member of the Board, if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, Trust management has no reason to believe that any Nominee will be unavailable for election.

Background and other information regarding the Nominees, including the existing Trustees, and the Trust’s officers is set forth below. Trust officers are elected by the Board annually.

The Board of Trustees Generally

Article 3 of the Trust’s Agreement and Declaration of Trust, as amended (“Trust Declaration”), authorizes the Trustees to determine the number of Trustees on the Board, and to increase or decrease the number of Trustees to a number other than the number previously determined. As noted above, the Board currently consists of four Trustees, but the Board has recently approved the expansion of the Board to seven Trustees.

The Board oversees the management of the Trust and meets quarterly, or more frequently if necessary, to review reports about the Trust’s operations. The Board provides broad supervision over the affairs of the Trust and appoints the officers of the Trust to actively supervise the Funds’ day-to-day operations. Subject to the 1940 Act and applicable Ohio law, the Board may fill vacancies in the Board and may increase or reduce the number of Board members as it deems appropriate. The Board may also appoint from their own number and establish (and terminate) committees, which may exercise the powers and authority of the Board to the extent that the Board determines. The Board may, in general, delegate such authority as it considers desirable to any committee, except those which by law, by the Trust Declaration, or by the Trust’s By-Laws may not be delegated. Except as the Board may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by Board or in such rules, its business shall be conducted so far as possible in the same manner as is provided by the Trust’s By-Laws for the Board itself.

Each Trustee serves as a Trustee during the lifetime of the Trust until its termination or until such Trustee retires, or until he/she dies, resigns, or is removed, whichever is sooner. The Board may elect successor Trustees and may appoint Trustees to fill vacancies, provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Trust’s shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Board must cause a meeting of the Trust’s shareholders to be held for the purpose of electing Trustees to fill any existing vacancies as promptly as possible, and in any event within the period required by the 1940 Act.

Any vacancy or anticipated vacancy on the Board resulting from any reason, including, without limitation, the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the Board may (but so long as there are at least three remaining Trustees, need not, unless required by the 1940 Act) be filled either by a majority of the remaining Trustees through the appointment in writing of such person(s) as the remaining Trustees in their discretion shall determine (unless a shareholder election is required by the 1940 Act) or by the election by the shareholders, at a meeting called for the purpose. Such appointment or election shall be effective upon the written acceptance of the person named therein to serve as a Trustee, and the agreement by such person to be bound by the provisions of this Trust Declaration, except that any such appointment or election in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust indemnifies each of its Trustees and officers against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by such Trustee or officer in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer. However, no Trustee or officer is indemnified against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Information Regarding the Nominees and Officers of the Trust.

The Nominating Committee and the Board have considered each Nominee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and have determined that each Nominee possesses experience, qualifications, attributes and skills that will enable the Nominee to be an effective member of the Board. Set forth in the table below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee. The Nominating Committee and the Board have determined that each of the Nominees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, will enable the Nominees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Nominees
Independent Trustees
John J. Discepoli

Mr. Discepoli, a current Independent Trustee of the Trust, is the owner of Discepoli Financial Planning, LLC, a personal financial planning firm. He founded the firm in November 2004. Mr. Discepoli has over 15 years of experience in the financial services industry.

He holds a B.B.A. in Accounting from the University of Notre Dame and received a certificate from the Executive Development Program of Northwestern University’s Kellogg School of Management. Mr. Discepoli is a Certified Public Accountant and Personal Financial Specialist. Mr. Discepoli has been the Chairman of the Board since May 2016 and a Trustee since June 2012.

David M. Deptula

Mr. Deptula, a current Independent Trustee of the Trust, has served as Vice President of Legal and Special Projects for Dayton Freight Lines, Inc. since February 1, 2016. Prior to that position, Mr. Deptula was Vice President of Tax Treasury for Standard Register, Inc. (a company that provides solutions for companies to manage their critical communications, previously The Standard Register Company) since November 2011. (Standard Register, Inc., a newly formed subsidiary of Taylor Corporation, purchased assets of The Standard Register Company on July 31, 2015.) Prior to joining Standard Register, Mr. Deptula was a Tax Partner at Deloitte Tax LLP (“Deloitte”). Mr. Deptula joined Deloitte in 1984 and remained with Deloitte until October of 2011. During his tenure at Deloitte, he was actively involved in providing tax accounting services to open-end mutual funds and other financial services companies.

Mr. Deptula holds a B.S. in Accounting from Wright State University and a Juris Doctor from University of Toledo. He is also a Certified Public Accountant. Mr. Deptula has been a Trustee since June 2012.

Janine L. Cohen

Ms. Cohen, a current Independent Trustee of the Trust, is retired and was an executive at AER Advisors, Inc. (“AER”) from 2004 through her retirement in 2013. Ms. Cohen served as the Chief Financial Officer from 2004 to 2013 and served as Chief Compliance Officer from 2008 to 2013 at AER. During her tenure at AER, she was actively involved in developing financial forecasts, business plans, and SEC registrations. Prior to those roles, Ms. Cohen was a Senior Vice President at State Street Corporation in Mutual Fund Administration.

Ms. Cohen has over 35 years of experience in the financial services industry. She holds a B.S. in Accounting and Math from the University of Minnesota and is a Certified Public Accountant. Ms. Cohen has been a Trustee since January 2016.

Jacqueline A. Williams

Ms. Williams has over 25 years of experience in the investment management industry. She has served as the Managing Member of Custom Strategies Consulting, LLC since 2017, where she provides consulting services to investment managers. Prior to that, she served as a Managing Director of Global Investment Research for Cambridge Associates, LLC since 2005. Earlier in her career, Ms. Williams served as a Principal at Equinox Capital Management, LLC where she was chairperson of the stock selection committee and the firm's financial services analyst. Ms. Williams also served as an Investment Analyst at IBJ Schroder Bank & Trust Company where she monitored U.S. financial services stocks. She is the co-author of "In Defense of All-Active Manager Structures" in the Winter, 2016 volume of The Journal of Investing.

Ms. Williams has an A.B. from Duke University and a Ph.D. from Yale University. She has been a Chartered Financial Analyst charter holder since 1990.

Clifford N. Schireson

Mr. Schireson has over 20 years of experience in the investment management industry. He is the founder of Schireson Consulting, LLC, which he launched in 2017. Prior to that, from 2004 to 2017, he was Director of Institutional Services at Brandes Investment Partners, LP, an investment advisory firm, where he was a member of the fixed income investment committee. From 1998 to 2004, he was a Managing Director at Weiss, Peck & Greer LLC specializing in fixed income products for both taxable and municipal strategies for institutional clients.

Mr. Schireson holds an A.B. in Economics from Stanford University and an M.B.A. from Harvard Business School.

Robert E. Morrison, Jr.

Mr. Morrison has 32 years of financial services experience, focusing on asset management and wealth management. He current serves as a Senior Vice President at Huntington Private Bank, where he has worked since 2014. From 2006 to 2014, he served as the CEO, President and Chief Investment Officer of 5 Star Investment Management.

Mr. Morrison has a B.S. from Auburn University and is a graduate of the Personal Financial Planning program of Old Dominion University.

Mr. Morrison previously served on the Ultimus Managers Trust Board of Trustees as the Founding Chairman of the Trust in 2012. Mr. Morrison retired from the Board in 2014 as a result of a business conflict that no longer exists.

Interested Director
Robert G. Dorsey

Mr. Dorsey, a current Interested Trustee of the Trust, is a Vice Chairman of Ultimus Fund Solutions, LLC (“Ultimus”) and its subsidiaries and, until February 2019, was the Co-Chief Executive Officer of Ultimus, the Trust’s sponsor and primary non-advisor service provider, which he co-founded in 1999. He has over 30 years of mutual fund industry experience. Prior to co-founding Ultimus, he was President of another mutual fund service provider and registered transfer agent, where he held various positions of increasing responsibilities, including Controller, Treasurer, Chief Financial Officer and President. Prior to that, Mr. Dorsey was the Assistant Controller and Tax Manager at Carlisle Enterprises, Inc. He began his career in the tax department of Arthur Andersen's Cincinnati, Ohio office.

Mr. Dorsey has served as an Interested Trustee of Ultimus Managers Trust from February 2012 to present and as Interested Trustee of Capitol Series Trust from March 2016 to present.

Mr. Dorsey is a graduate of Christian Brothers University and is a Certified Public Accountant (Inactive), a Financial and Operations Principal, General Securities Representative, Investment Company/Variable Contracts Principal and Operations Professional. He brings to the Board executive level leadership, extensive experience and expertise in mutual fund operations as well as extensive mutual fund Board and corporate governance experience.

Following is a list of the Nominees and Nominees who are current Trustees, as well as officers of the Trust as of April 29, 2019. The business address of each Trustee, Nominee and officer is 225 Pictoria Drive, Columbus, OH 45246. Among the Existing Trustee Nominees, John J. Discepoli, David M. Deptula, and Janine L. Cohen are currently Independent Trustees, meaning that none of them is considered to be an “interested person” of the Trust under the 1940 Act, and Robert G. Dorsey is an Interested Trustee1. Each of the New Independent Trustee Nominees, Jacqueline A. Williams, Clifford N. Schireson, and Robert E. Morrison, Jr., would be an Independent Trustee if elected by shareholders.

[1]	Mr. Dorsey is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act because of his relationship with Ultimus, the Trust’s sponsor, administrator and transfer agent, as well as his relationship with the Funds’ distributor, an Ultimus affiliate.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustee Nominees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (2012 to present) President (June 2012 to October 2013)	Vice Chairman (2019 to present); Managing Director (1999 to 2019), Co-CEO (April 2018 to 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-related broker-dealer entities)	18	Interested Trustee of Capitol Series Trust (10 Funds)
Independent Trustee Nominees:
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	18	n/a
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016; Vice President of Tax Treasury at Standard Register, Inc. (formerly The Standard Register Company) from November 2011 until January 2016; Tax Partner at Deloitte Tax LLP from 1984 to 2011	18	n/a
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	18	n/a
Jacqueline A. Williams Year of Birth: 1954	n/a	n/a	Managing Member of Custom Strategy Consulting, LLC (2017 to Present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	n/a	n/a
Clifford N. Schireson Year of Birth: 1953	n/a	n/a	Founder of Schireson Consulting, LLC (2017 to Present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	n/a	n/a
Robert E. Morrison, Jr. Year of Birth: 1957	n/a	n/a	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to Present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	n/a	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014).

*	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Dorsey was President of the Trust from June 2012 to October 2013.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	President and Principal Executive Officer of the Series of the Trust (October 2013 to present); Vice President (April 2013 to October 2013)	President of Unified Series Trust (from January 2017 to present); Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).
Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)	Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017); Business Project Manager of Vantiv, Inc. (February 2013 to March 2014).
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst (2007 to 2014)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present); Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (May 2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to May 2018); Vice President and General Counsel of The Nottingham Company (2014 to May 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC (January 2015 to present); Senior Paralegal of Unirush, LLC (October 2011 to January 2015)
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)	Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (October 2016 to present); Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015)

Compensation of Trustees

Under current compensation arrangements, the Trust pays each Independent Trustee a $500 per meeting fee and a $1,300 annual retainer for each series of the Trust, except to Mr. Discepoli, who receives a $1,500 annual retainer for each series of the Trust for serving as Chairman.

Set forth below is the annual compensation paid to the current Independent Trustees by the Trust on an aggregate basis during the calendar year ending December 31, 2018. Ms. Williams and Messrs. Schireson and Morrison do not currently serve on the Board, and therefore each received no payments from the Trust. No Interested Trustee or officer receives compensation from the Trust, although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and each Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Board determines to be fair and equitable. For information regarding compensation paid by each of the Funds to the Trustees during each Fund’s most recent fiscal year, please see Exhibit E.

Trustees	Total Compensation from Trust
Interested Trustee
Robert G. Dorsey	None
Independent Trustees
John J. Discepoli	$69,500
David M. Deptula	$62,250
Janine L. Cohen	$62,250

Information Concerning Trust Committees

The Board has established two standing committees – a Committee of Independent Trustees and a Nominating Committee - each of which is discussed in greater detail below. Each of these Committees includes all of the Independent Trustees.

The Committee of Independent Trustees has the following principal functions: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to act as the Trust’s qualified legal compliance committee, as defined in the regulations under the Sarbanes-Oxley Act; and (iv) to act as a proxy voting committee if called upon under the Trust’s Proxy Voting Policies and Procedures when a matter with respect to which a series of the Trust is entitled to vote presents a conflict between the interest of the series’ shareholders, on the one hand, and those of the series’ investment manager, on the other hand. Messrs. Deptula and Discepoli and Ms. Cohen are the members of the Committee of Independent Trustees. Mr. Deptula is the Chairman of the Committee of Independent Trustees and presides at its meetings.

The Nominating Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees. In selecting and nominating persons to serve as Independent Trustees, the Nominating Committee will not consider nominees recommended by shareholders of the Trust unless required by law. Messrs. Deptula and Discepoli and Ms. Cohen are the members of the Nominating Committee. Ms. Cohen is the Chairperson of the Nominating Committee and presides at its meetings.

Each of the Committees reports directly to the full Board. The Board has determined that the inclusion of all Independent Trustees as members of the Committee of Independent Trustees and Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

Please see Exhibit F for information on the number of times the Board’s standing Committees met during each Fund’s most recently completed fiscal year.

Board Leadership Structure

The overall management and affairs of the Trust are supervised by the Board. The Trustees are fiduciaries and are governed by the laws of the State of Ohio in this regard. The Board establishes policies for the operation of the Trust and appoints the officers who conduct the daily business of the Trust. The Board provides oversight over the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various officers and service providers to the Trust and its individual series, such as each Fund’s adviser, distributor, administrator, custodian, and transfer agent. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the advisers, distributors, administrator, custodian and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In all cases, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is currently comprised of three Independent Trustees – Messrs. Discepoli and Deptula and Ms. Cohen – and one Interested Trustee – Mr. Dorsey. Mr. Discepoli is Chairman of the Board. Accordingly, two-thirds of the members of the Board are Independent Trustees who are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series.

The Independent Trustees have engaged legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a professional Chief Compliance Officer (“CCO”), who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers. Periodically the CCO provides reports to the Board that: (a) assess the quality of the information the CCO receives from internal and external sources; (b) assess how Trust personnel monitor and evaluate risks; (c) assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures; (d) consider feedback from, and provide feedback regarding critical risk issues to, administrative and advisory personnel responsible for implementing risk management programs; and (e) consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees hold regular meetings on a quarterly basis, typically lasting two days. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees may participate in teleconferences to review and discuss materials related to the approval and periodic continuation of advisory contracts, including meeting with advisers whose contracts are up for renewal at the next regularly scheduled Board meeting. Legal counsel provides quarterly reports to the Board regarding legal and regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to each series of the Trust: (a) Fund Performance/Morningstar Report/Portfolio Manager’s Commentary; (b) Code of Ethics reviews; (c) NAV Errors, if any; (d) Distributor Compliance Reports; (e) Timeliness of SEC Filings; (f) Dividends and other Distributions; (g) Brokerage Reports, including List of Executing Brokers for each Fund, Brokerage Commissions Paid and Average Commission Rate; (h) Review of 12b-1 Payments; (i) Multiple Class Expense Reports; (j) Anti-Money Laundering/Customer Identification Reports; (k) Administrator and CCO Compliance Reports; and (l) Trading Activity Timing Reports.

From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; and the distribution arrangements the funds. At least annually, the Trustees conduct a self-assessment of the Board’s and each individual Trustee’s effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

Qualifications of Trustees and Nominees

Among the attributes or skills common to all Trustees and Nominees are their ability to critically review, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Trust management, each Fund’s investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s and each Nominee’s ability to perform his or her duties effectively has been attained through the Trustee’s or Nominee’s business, consulting, public service, professional and/or academic positions, for the existing Trustees, through experience from service as a board member of the Trust, and through experience from services as a board members of other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee’s and each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee or Nominee should serve as a Trustee of the Trust are as set forth in the tables above.

The Board has determined that each of the Trustees’ and each of the Nominee’s careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees and Nominees to effectively participate and contribute to the Board’s functions in the oversight of the Trust.

Information Regarding Trustees’ Attendance at Board Meetings

During the calendar year ended December 31, 2018, the Board held six regularly scheduled meetings and no special meetings; the Committee of Independent Trustees held 6 meetings; and the Nominating Committee held 2 meetings. Each of the Trustees attended all of the Board Meetings and all of the meetings of each Committee on which he or she served.

Independent Trustee Nominees’ Ownership of Interests in, or other Business Relationships with, the Trust’s Advisers or the Trust’s Principal Underwriter

As of April 29, 2019, no current Independent Trustee or New Independent Trustee Nominee, nor any of his or her immediate family members, had any ownership position in an investment adviser to any series of the Trust (each an “Adviser”) or in Ultimus Fund Distributors, LLC, the distributor and principal underwriter for each of the Trust’s series (the “Principal Underwriter”), or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an Adviser or the Principal Underwriter.

No Independent Trustee or New Independent Trustee Nominee purchased or sold securities of an Adviser to any series of the Trust or its affiliates or the Principal Underwriter or its affiliates since the beginning of the Trust’s most recently completed fiscal year.

PROPOSAL 2-TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

The proxy holders have no current intention to bring any matter before the Meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting such matter. Neither the proxy holders nor the Board is aware of any matters which may be presented by others. If any business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their business judgment.

ADDITIONAL INFORMATION REGARDING SHAREHOLDERS AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on April 29, 2019 as the Record Date for the determination of the shareholders of the Trust entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 116,717,114 shares of beneficial interest of the Trust outstanding. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

The table in Exhibit C shows the aggregate dollar range of Fund shares beneficially owned by each of the Interested Trustee, the existing Independent Trustees and the New Independent Trustee Nominees as of April 29, 2019. As of April 29, 2019, all Trustees, Nominees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust.

Please see Exhibit D for a list of persons reflected on the books and records of the Funds as owning of record 5% or more of the outstanding shares of any class of a Fund as of April 29, 2019.

Quorum. In order to conduct the Meeting to elect the Nominees, we must have a quorum present by proxy or in person. A quorum is a majority of the outstanding shares entitled to vote. To elect a nominee, an affirmative vote of more than half of the total votes cast is required. Shares of the Funds will be aggregated across all Funds in determining the results of the voting on the Proposal. Votes to “abstain” will be considered present for purposes of determining the existence of a quorum and determining the number of shares represented at the Meeting. However, votes to “abstain” are not counted as “yes” votes or “no” votes. Assuming that a quorum is represented, whether a Nominee gets more “yes” votes than “no” votes will determine whether the Nominee will be elected.

If some, but not all, of the Nominees are elected by the shareholders, then those Nominees who are not elected by the shareholders will not serve on the Board, and those Trustees who are elected by the shareholders will manage the business and affairs of the Trust until their successors are elected and duly qualified. In addition, Trustees who are elected by the shareholders would have the authority to fill any vacancy on the Board by electing another Trustee at their discretion. If none of the Trustees are approved by the shareholders, then the Board will consider possible alternative arrangements, including filing another proxy statement and submitting another slate of proposed nominees to serve as Trustees.

ADDITIONAL INFORMATION REGARDING OPERATION OF THE TRUST

The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 28, 2012, as amended. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Board supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Ultimus serves as transfer agent and shareholder services agent, fund accounting agent, and administrator for the Funds. Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the principal underwriter for the Funds.

Adler Asset Management, LLC, 600 Third Avenue, Suite 226, New York, NY 10016, serves as the investment adviser to the Adler Value Fund.

Alambic Investment management, L.P., 655 Montgomery Street, Suite 1905 San Francisco, CA 94111, serves as the investment adviser to the Alambic Small Cap Value Plus Fund, Alambic Small Cap Plus Fund, Alambic Mid-Cap Fund, and the Alambic Mid-Cap Value Plus Fund.

Edge Capital Group, LLC, 1380 Paces Ferry Road, NW, Suite 1000, Atlanta GA 30327, serves as the investment adviser to the Blue Current Global Dividend Fund.

Hudson Valley Investment Advisors, Inc., 117 Grand Street, Suite 201, Goshen, NY 10924, serves as the investment adviser to the Hudson Valley Investment Advisors Equity Fund.

Lyrical Asset Management LP, 250 West 55th street, 37th Floor, New York, NY 10019, serves as the investment adviser for the Lyrical U.S. Value Equity Fund.

Kempner Capital Management, Inc., 2201 Market Street, Galveston, TX 77550, serves as the investment adviser to the Kempner Multi-Cap Deep Value Fund.

Ladder Capital Asset Management LLC, 345 Park Avenue, 8th Floor, New York, NY 10154, serves as the investment adviser to the Ladder Select Bond Fund.

Marshfield Associates, Inc., 21 Dupont Circle NW, Suite 500, Washington, D.C. 20036, serves as the investment adviser to the Marshfield Concentrated Opportunity Fund.

Edgemoor Investment Advisors, Inc., 7250 Woodmont Avenue, Suite 315, Bethesda, MD 20814, serves as the investment adviser to the Meehan Focus Fund.

Ryan Labs Asset Management Inc., 500 Fifth Avenue, Suite 2500, New York, NY 10110, serves as the investment adviser to the Ryan Labs Core Bond Fund and the Ryan Labs Long Credit Fund.

Stralem & Company Incorporated, 551 Madison Avenue, 10th Floor, New York, NY 10022, serves as the investment adviser to the Stralem Equity Fund.

Waycross Partners, LLC, 4965 US Hwy 42, Suite 2900, Louisville, KY 40222, serves as the investment adviser to the Waycross Long/Short Equity Fund.

Wavelength Capital Management, LLC, 545 Madison Avenue, 16th Floor, New York, NY 10022, serves as the investment adviser to the Wavelength Interest Rate Neutral Fund.

OTHER MATTERS

Communications with the Board of Trustees

Shareholders who wish to communicate with the Board with respect to matters relating to the Trust may address their written correspondence to the Board as a whole or to individual Board members at: Ultimus Managers Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Trustee Attendance at Annual Meetings of Shareholders

Pursuant to the Trust’s by-laws, the Trust is not required to hold an annual meeting of shareholders. Because annual meetings are not generally held, the Trust has not adopted a policy regarding Trustee attendance at any Special Meeting of shareholders. The Trustees do not intend to attend the Meeting.

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”), 1853 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, has been approved by the Board as the independent registered public accounting firm of each of the following Funds for their current fiscal year:

Adler Value Fund

Kempner Multi-Cap Deep Value Fund

Lyrical U.S. Value Equity Fund

Ryan Labs Core Bond Fund

Ryan Labs Long Credit Fund

Wavelength Interest Rate Neutral Fund

Cohen & Company, Ltd. (“Cohen” and collectively with BBD, the “Auditors”), 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been approved by the Board as the independent registered public accounting firm of each of the following Funds for their current fiscal year:

Alambic Mid Cap Plus Fund

Alambic Mid Cap Value Plus Fund

Alambic Small Cap Fund Plus

Alambic Small Cap Value Plus Fund

Blue Current Global Dividend Fund

HVIA Equity Fund

Ladder Select Bond Fund

Marshfield Concentrated Opportunity Fund

Meehan Focus Fund

Stralem Equity Fund

Waycross Long/Short Fund

The Auditors also served as their respective Funds’ independent registered public accounting firm for the last fiscal year. The Committee of Independent Trustees of the Board unanimously recommended the selection of BBD and Cohen, as applicable, as the independent registered public accounting firm for their respective Funds, and the Board unanimously approved such selection, at meetings held throughout the year.

It is not anticipated that a representative of either of the Auditors will be present at the Meeting or available to respond to questions.

Audit Fees

For information relating to fees billed for professional audit services rendered by each of the Auditors for the audit of each Fund’s annual financial statements for the past two fiscal years and for fees billed for other services rendered by an Auditor to a Fund, please see Exhibit G.

The Trust’s Committee of Independent Trustees has authorized the Committee of Independent Trustees’ Chair (the “Chair”) to pre-approve: (1) audit services to the Funds; (2) certain non-audit services provided to a Fund by its independent registered accounting firm if the fees for any particular engagement are not anticipated to exceed a specified dollar amount; and (3) certain non-audit services provided by the independent registered public accounting firm to a Fund’s investment adviser (where pre-approval is required because the engagement relates directly to the operations and financial reporting of a Fund) if the fee for any particular engagement is not anticipated to exceed a specified dollar amount. For any pre-approval sought from the Chair, the manager or adviser shall prepare a brief description of the proposed services. If the Chair approves such service, he or she shall sign the statement prepared by the manager or adviser, and such written statement shall be presented to the full Committee of Independent Trustees at its next regularly scheduled meeting.

In approving the selection of the Auditors for the Funds, the Committee of Independent Trustees considered, in addition to other practices and requirements relating to the selection of the Funds’ independent registered public accounting firm, whether any services performed by the respective Auditor for the respective Fund and its manager and for certain related parties for which the Auditor received non-audit fees are compatible with maintaining the independence of the Auditor as each respective Fund’s independent registered public accounting firm.

The aggregate non-audit fees billed by each Auditor to the Funds’ investment advisers (and any entity controlling, controlled by or under common control with such investment advisers) for the past two fiscal years are as follows:

Investment Adviser	Aggregate Non-Audit Fees for 2018	Aggregate Non-Audit Fees for 2017
Adler Asset Management, LLC	$0	$0
Alambic Investment management, L.P.	$0	$0
Edge Capital Group, LLC	$0	$0
Hudson Valley Investment Advisors, Inc.	$0	$0
Kempner Capital Management, Inc.	$0	$0
Ladder Capital Asset Management LLC	$0	$0
Lyrical Asset Management LP	$0	$0
Marshfield Associates, Inc.	$0	$0
Edgemoor Investment Advisors, Inc.	$0	$0
Ryan Labs Asset Management Inc.	$0	$0
Stralem & Company Incorporated	$0	$18,000
Wavelength Capital Management, LLC	$0	$0
Waycross Partners, LLC	$0	$0

The Proxy

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received on time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted in favor of the Nominees. You may revoke your proxy at any time before it is exercised by: (1) submitting a duly executed proxy bearing a later date; or (2) attending and voting in person at the Meeting. If you have more than one account in a Fund or accounts in multiple Funds, you should submit a proxy for each account. If you do not receive a proxy for each account, please call Okapi Partners, our proxy solicitor, toll-free at 888-785-6617.

Legal Proceedings

The Trust is not aware of any proceedings to which any Trustee or Nominee or any affiliate of such Trustee or Nominee, is a party adverse to the Trust or has a material interest that is adverse to the Trust.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in a proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposal for possible inclusion in any future meeting should be sent to Ultimus Managers Trust, C/O Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Cost of Solicitation

The Trust will bear the costs associated with the election of Trustees, as allocated among the Funds by the Board. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Trust has engaged Okapi Partners, LLC to solicit proxies from brokers, banks, other institutional holders and individual shareholders. Total fees for the proxy, including legal fees, are expected to be approximately $56,900. These fees will be borne by the Trust.

Proxy Delivery - Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 18, 2019

The Trust may only send one Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of such shareholders. The Trust will promptly deliver to a shareholder, upon oral or written request, a separate copy of the Proxy Statement to the shared address to which a single copy of this Proxy was delivered. By calling or writing a Fund at the number and address provided above, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the Proxy Statement, please call Okapi Partners, our proxy solicitor, toll-free at 888-785-6617. A copy of the Notice of Shareholder Meeting, the Proxy Statement and a Proxy Card are also available at www.okapivote.com/UMT.

To Request a Copy of a Fund’s Most Recent Annual Report or for Other Questions Regarding the Funds

To request a Fund’s most recent annual report and/or any subsequent semi-annual report at no charge, please write to Ultimus Managers Trust, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or call us toll free at the toll-free numbers for each Fund specified in the table below. Your request should specify the Fund or Funds whose financial reports you wish to receive.

Fund	Telephone Number
Adler Value Fund	1-800-408-4682
Alambic Mid Cap Plus Fund	1-888-890-8988
Alambic Mid Cap Value Plus Fund	1-888-890-8988
Alambic Small Cap Plus Fund	1-888-890-8988
Alambic Small Cap Value Plus Fund	1-888-890-8988
Blue Current Global Dividend Fund	1-800-514-3583
HVIA Equity Fund	1-888-209-8710
Kempner Multi-Cap Deep Value Fund	1-800-665-9778
Ladder Select Bond Fund	1-888-859-5867
Lyrical U.S. Value Equity Fund	1-888-884-8099
Marshfield Concentrated Opportunity Fund	1-855-691-5288
Meehan Focus Fund	1-866-884-5968
Ryan Labs Core Bond Fund	1-866-561-3087
Ryan Labs Long Credit Fund	1-866-561-3087
Stralem Equity Fund	1-866-822-9555
Wavelength Interest Rate Neutral Fund	1-866-896-9292
Waycross Long/Short Equity Fund	1-866-267-4304

By Order of the Board of Trustees,

David R. Carson

President

Ultimus Managers Trust

Date: May 1, 2019

EXHIBIT A

Outstanding Shares As of the Record Date, of Each Class of Each Fund of the Trust

As of the Record Date, each class of each Fund of the Trust had the following number of shares outstanding:

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Investor Shares Outstanding
Adler Value Fund	67,112	67,112	0

Fund	Total Fund Shares Outstanding
Alambic Mid Cap Plus Fund	103,248
Alambic Mid Cap Value Plus Fund	103,004
Alambic Small Cap Plus Fund	265,917
Alambic Small Cap Value Plus Fund	380,906

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Investor Shares Outstanding
Blue Current Global Dividend Fund	5,506,039	5,506,039	0

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Investor Shares Outstanding
HVIA Equity Fund	1,371,247	1,371,247	0

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Investor Shares Outstanding
Kempner Multi-Cap Deep Value Fund	7,057,455	5,692,420	1,365,035

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Advisor Shares Outstanding
Ladder Select Bond Fund	2,288,532	2,288,532	0

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Investor Shares Outstanding
Lyrical U.S. Value Equity Fund	53,885,592	53,373,738	511,854

Fund	Total Fund Shares Outstanding
Marshfield Concentrated Opportunity Fund	3,232,029

Fund	Total Fund Shares Outstanding
Meehan Focus Fund	2,466,413

Fund	Total Fund Shares Outstanding
Ryan Labs Core Bond Fund	9,897,697
Ryan Labs Long Credit Fund	10,630,267

Fund	Total Fund Shares Outstanding
Stralem Equity Fund	10,687,315

Fund	Total Fund Shares Outstanding
Wavelength Interest Rate Neutral Fund	5,189,361

Fund	Total Fund Shares Outstanding
Waycross Long/Short Equity Fund	3,684,982

EXHIBIT B

ULTIMUS MANAGERS TRUST

NOMINATING COMMITTEE CHARTER

Composition, Purposes, and Powers

1.	The Nominating Committee (the “Committee”) of the Ultimus Managers Trust (the “Trust”) shall be composed entirely of members (each a “Trustee”) of the Board of Trustees of the Trust (“Board”) who are not “interested persons” (each an “Independent Trustee”) as that term is defined in the Investment Company Act of 1940, as amended, (the “Investment Company Act”) and may be comprised of two or more such Independent Trustees.

2.	The purpose of the Committee is to:

A.	Select and nominate persons to serve as members of the Board, including Independent Trustees and “interested” Trustees; and

B.	Perform such other functions as the Board may, from time to time, request.

3.	To carry out its purpose in its nominating capacity, the Committee shall have the following duties and powers:

A.	The Committee shall evaluate candidates’ qualifications for Board membership.

B.	The Committee shall evaluate the independence of candidates to serve as an Independent Trustee from the investment advisers and other principal service providers for any funds of the Trust. The Committee shall also consider the effect of any relationships beyond those delineated in the Investment Company Act that might impair independence (e.g., business, financial or family relationships with investment advisers or service providers).

C.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nomination committees and the nomination of persons to be considered as candidates for Board membership.

D.	The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for Board membership, including any recommended by shareholders.

E.	The Committee shall oversee arrangements for orientation of new Independent Trustees, and continuing education for Independent Trustees.

Other Power, ,Responsibilities, and Methods of Operation

1.	The Committee shall meet at such times and places as the Committee or the Board may, from time to time, determine.

2.	The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

3.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The act of a majority of the members of the Committee in person, by telephone, or by consent in writing without a meeting shall be the act of the Committee.

4.	The Committee shall maintain records of its meetings and report its activities to the Board on a regular basis and make such recommendations as the Committee may deem necessary or appropriate.

5.	The Committee may elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

6.	The Committee shall review this charter as appropriate and recommend any changes to the full Board.

7.	In the event of any inconsistency between this charter and the Trust’s Agreement and Declaration of Trust and Bylaws (the “Trust’s Governing Documents”), the provisions of the Trust’s Governing Documents shall control.

Adopted this 14th, day of December, 2018

Nomination Procedures

1.	Identification of Candidates. When a vacancy on the Board exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, and counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with procedures, if any, established by the Committee.

2.	Shareholder Candidates. The Committee shall to the extent required under applicable law, when identifying potential candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder.

3.	Evaluation of Candidates. In evaluating a candidate for a position on the Board, the Committee may consider, among other things, the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of a public company; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates for the position.

EXHIBIT C

Trustee Beneficial Equity Ownership of Fund Shares

The following tables contain specific information about the dollar range of equity securities beneficially owned by the current Interested Trustee, the current Independent Trustees, and each New Independent Trustee Nominee (each of whom would be an Independent Trustee, if elected) and as of April 29, 2019 in each Fund and of all series within the Trust, stated as one of the following ranges: $0; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000.

Interested Trustee:

Fund Name	Interested Trustee Nominee/Dollar Range of Fund’s Shares
Robert G. Dorsey
Adler Value Fund	$0
Alambic Mid Cap Plus Fund	$0
Alambic Mid Cap Value Plus Fund	$0
Alambic Small Cap Plus Fund	$0
Alambic Small Cap Value Plus Fund	$0
Blue Current Global Dividend Fund	$0
HVIA Equity Fund	$0
Kempner Multi-Cap Deep Value Fund	$0
Ladder Select Bond Fund	$10,001 - $50,000
Lyrical U.S. Value Equity Fund	$50,001 - $100,000
Marshfield Concentrated Opportunity Fund	$0
Meehan Focus Fund	$0
Ryan Labs Core Bond Fund	$0
Ryan Labs Long Credit Fund	$0
Stralem Equity Fund	Over $100,000
Wavelength Interest Rate Neutral Fund	$10,001 - $50,000
Waycross Long/Short Equity Fund	$0
Aggregate Dollar Range of Shares of all Series Within the Trust	Over $100,000

New Independent Trustee Nominees (each would be an Independent Trustee, if elected):

Fund Name	New Independent Trustee Nominees/ Dollar Range of Fund’s Shares
	Jacqueline A. Williams	Clifford N. Schireson	Robert E. Morrison, Jr.
Adler Value Fund	$0	$0	$0
Alambic Mid Cap Plus Fund	$0	$0	$0
Alambic Mid Cap Value Plus Fund	$0	$0	$0
Alambic Small Cap Plus Fund	$0	$0	$0
Alambic Small Cap Value Plus Fund	$0	$0	$0
Blue Current Global Dividend Fund	$0	$0	$0
HVIA Equity Fund	$0	$0	$0
Kempner Multi-Cap Deep Value Fund	$0	$0	$0
Ladder Select Bond Fund	$0	$0	$0
Lyrical U.S. Value Equity Fund	$0	$0	$0
Marshfield Concentrated Opportunity Fund	$0	$0	$0
Meehan Focus Fund	$0	$0	$0
Ryan Labs Core Bond Fund	$0	$0	$0
Ryan Labs Long Credit Fund	$0	$0	$0
Stralem Equity Fund	$0	$0	$0
Wavelength Interest Rate Neutral Fund	$0	$0	$0
Waycross Long/Short Equity Fund	$0	$0	$0
Aggregate Dollar Range of Shares of all Series Within the Trust	$0	$0	$0

Existing Independent Trustees (Trustees who are not Interested Persons):

Fund Name	Existing Independent Trustees/ Dollar Range of Fund’s Shares
	John J. Discepoli	David M. Deptula	Janine L. Cohen
Adler Value Fund	$0	$0	$0
Alambic Mid Cap Plus Fund	$0	$0	$0
Alambic Mid Cap Value Plus Fund	$0	$0	$0
Alambic Small Cap Plus Fund	$0	$0	$0
Alambic Small Cap Value Plus Fund	$0	$0	$0
Blue Current Global Dividend Fund	$0	$0	$0
HVIA Equity Fund	$0	$0	$0
Kempner Multi-Cap Deep Value Fund	$0	$0	$0
Ladder Select Bond Fund	$0	$0	$0
Lyrical U.S. Value Equity Fund	$0	$0	$0
Marshfield Concentrated Opportunity Fund	$0	$0	$0
Meehan Focus Fund	$0	$0	$0
Ryan Labs Core Bond Fund	$0	$0	$0
Ryan Labs Long Credit Fund	$0	$0	$0
Stralem Equity Fund	$0	$0	$0
Wavelength Interest Rate Neutral Fund	$0	$0	$0
Waycross Long/Short Equity Fund	$0	$0	$0
Aggregate Dollar Range of Shares of all Series Within the Trust	$0	$0	$0

EXHIBIT D

Principal Holders of Fund and Class Shares

Set forth below as of April 29, 2019, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of a Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
Adler Value Fund	David R. Adler/IRA Acct. 180 E 79th St. Apt. 7E New York, NY 10075	50,500.00	75.25%
Adler Value Fund	Kurt W. Kleist/Sandra L. Kleist 205 Alamadon St. Enumclaw, WA 98022	12,500.00	18.63%
Alambic Mid Cap Plus Fund	Charles Schwab & Co. Inc./Special Custody A/C FBO Customers ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105	55,388.98	53.65%
Alambic Mid Cap Plus Fund	Kawishiwi Partners Rev Trust/Albert Richards, TTEE UAD 10/13/2011 266 Beach Rd Belvedere, CA 94920	31,321.11	30.34%
Alambic Mid Cap Plus Fund	Lauren Richards 266 Beach Rd. Belvedere, CA 94920	5,512.68	5.34%
Alambic Mid Cap Plus Fund	William Richards 266 Beach Rd. Belvedere, CA 94920	5,512.68	5.34%
Alambic Mid Cap Plus Fund	Jonathan Richards 266 Beach Rd. Belvedere, CA 94920	5,512.68	5.34%
Alambic Mid Cap Value Plus Fund	Charles Schwab & Co. Inc./Special Custody A/C FBO Customers ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105	58,077.52	56.38%

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
Alambic Mid Cap Value Plus Fund	Kawishiwi Partners Rev Trust/Albert Richards, TTEE UAD 10/13/2011 266 Beach Rd Belvedere, CA 94920	29,520.19	28.66%
Alambic Small Cap Plus Fund	Charles Schwab & Co. Inc./Special Custody A/C FBO Customers ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105	116,333.98	43.75%
Alambic Small Cap Plus Fund	Kawishiwi Partners Rev Trust/Albert Richards, TTEE UAD 10/13/2011 266 Beach Rd Belvedere, CA 94920	81,640.22	30.70%
Alambic Small Cap Plus Fund	Lauren Richards 266 Beach Rd. Belvedere, CA 94920	22,647.56	8.52%
Alambic Small Cap Plus Fund	William Richards 266 Beach Rd. Belvedere, CA 94920	22,647.56	8.52%
Alambic Small Cap Plus Fund	Jonathan Richards 266 Beach Rd. Belvedere, CA 94920	22,647.56	8.52%
Alambic Small Cap Value Plus Fund	Charles Schwab & Co. Inc./Special Custody A/C FBO Customers ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105	153,485.57	54.64%
Alambic Small Cap Value Plus Fund	Kawishiwi Partners Rev Trust/Albert Richards, TTEE UAD 10/13/2011 266 Beach Rd Belvedere, CA 94920	75,081.71	26.73%
Alambic Small Cap Value Plus Fund	Lauren Richards 266 Beach Rd. Belvedere, CA 94920	17,446.13	6.21%
Alambic Small Cap Value Plus Fund	William Richards 266 Beach Rd. Belvedere, CA 94920	17,446.13	6.21%

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
Alambic Small Cap Value Plus Fund	Jonathan Richards 266 Beach Rd. Belvedere, CA 94920	17,446.13	6.21%
Blue Current Global Dividend Fund	Charles Schwab & Co. Inc./Special Custody A/C FBO Customers ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	654,114.87	11.88%
HVIA Equity Fund*	none	n/a	n/a
Kempner Multi-Cap Deep Value Fund	SEI Private Trust Company/C/O Frost ID 390 One Freedom Valley Dr. Oaks, PA 19456	5,237,239.19	92.00%
Kempner Multi-Cap Deep Value Fund	SEI Private Trust Company/C/O Frost ID 390 One Freedom Valley Dr. Oaks, PA 19456	329,018.15	5.78%
Ladder Select Bond Fund	Ladder Capital Finance Portfolio II/Kelly Porcella, TTEE 345 Park Ave., 8th Floor New York, NY 10154	1,071,098.54	46.80%
Ladder Select Bond Fund	TD Ameritrade Inc FBO/Our Clients PO Box 2226 Omaha, NE 68103-2226	919,677.07	40.19%
Ladder Select Bond Fund	Charles Schwab & Co Inc/ATTN Mutual Funds 211 Main St. San Francisco, CA 94105	137,808.39	6.02%
Lyrical U.S. Value Equity Fund	Barney LLC/For The Exclusive Benefit Of Its Customers 1 New York Plaza 12th Fl. New York, NY 10004-1901	13,551,699.51	25.39%
Lyrical U.S. Value Equity Fund	Charles Schwab & Co Inc/ATTN Mutual Funds 211 Main St. San Francisco, CA 94105	9,175,490.95	17.19%

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
Lyrical U.S. Value Equity Fund	Merrill Lynch, Pierce Fenner & Smith/For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	4,064,544.11	7.11%
Lyrical U.S. Value Equity Fund	Spec Custody A/C Excl Ben Customers UBSFSI/0O0 11011 6100 OMNI Acct. M/F ATTN: Dept. Mgr. 1000 Harbor Blvd, 5th Fl. Weehawken, NJ 07086	3,120,087.27	5.85%
Marshfield Concentrated Opportunity Fund	RBC Capital Markets LLC/MF Omnibus Processing ATTN: MF OPS Mgr 60 South 6th St.-PO8 Minneapolis, MN 55402	1,320,189.32	40.85%
Meehan Focus Fund	Thomas P Meehan /Roth IRA Acct. 5309 Hampden Lane Bethesda, MD 20814	177,821.25	7.21%
Meehan Focus Fund	CLRDS Employees 401k Plan/Michael F. Curtin & Sam H. Roberson Trustees 1900 M Street NW Ste 600 Washington, DC 20036	170,244.78	6.90%
Meehan Focus Fund	Thomas P. Meehan/TOD On File 5309 Hampden Lane Bethesda, MD 20814	153,173.40	6.21%
Meehan Focus Fund	Marren W Meehan 5309 Hampden Lane Bethesda, MD 20814	143,549.46	5.82%
Meehan Focus Fund	Timothy C Coughlin Revocable Trust/DTD 9/20/2012 Timothy C. Coughlin & Laura P. Coughlin TTEES 4412 Chalfont Place Bethesda, MD 20816	138,729.62	5.62%

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
Ryan Labs Core Bond Fund	Citbank NA/As Trustee For Sun Life Assurance Co. Of Canada ATTN: Tony Anderson Trust & Custody OPS 480 Washington Blvd 30th Fl. Jersey City, NJ 07310	4,650,422.85	46.98%
Ryan Labs Core Bond Fund	U.S. Bank FBO/TRIMET RET TR MGMT INV-RYAN LABS 1555 N Rivercenter Dr. Ste. 302 Milwaukee, WI 53212	2,154,565.14	21.77%
Ryan Labs Core Bond Fund	SEI Private Trust Company/C/O Suntrust Bank ID 866 ATTN Mutual Funds Admin 1 Freedom Valley Dr., Oaks, PA 19456	1,893,695.43	19.13%
Ryan Labs Core Bond Fund	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	885,113.69	8.94%
Ryan Labs Long Credit Fund	Citbank NA/AS Trustee For Sun Life Assurance Co. Of Canada ATTN: Tony Anderson Trust & Custody OPS 480 Washington Blvd 30th Fl. Jersey City, NJ 07310	4,819,435.70	45.34%
Ryan Labs Long Credit Fund	Charles Schwab & Co. Inc./Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main St. San Francisco, CA 94105	2,859,418.03	26.90%

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
Ryan Labs Long Credit Fund	SEI Private Trust Company/C/O M&T Bank ID# 337 ATTN: Mutual Fund Admin One Freedom Valley Dr. Oaks, PA 19456	550,976.72	5.18%
Stralem Equity Fund	Pershing LLC/P.O. Box 2052, Jersey City, NJ 07303-9998 NY 07303-9998	802,570.88	7.51%
Stralem Equity Fund	Pershing LLC/P.O. Box 2052, Jersey City, NJ 07303-9998 NY 07303-9998	798,550.63	7.47%
Stralem Equity Fund	Pershing LLC/P.O. Box 2052, Jersey City, NJ 07303-9998 NY 07303-9998	607,988.54	5.69%
Wavelength Interest Rate Neutral Fund	Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	1,308,239.52	25.21%
Wavelength Interest Rate Neutral Fund	TD Ameritrade Inc/FBO Our clients PO Box 2226 Omaha, NE 68103-2226	525,004.01	10.12%
Waycross Long/Short Equity Fund	Maril & Co FBO SG C/O BMO Harris Bank NA ATTN: MF 480 Pilgrim Way, Ste 1000 Green Bay, WI 54304	2,391,983.31	64.91%
Waycross Long/Short Equity Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	1,167,772.49	31.69%

*	No shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the HVIA Equity Fund.

EXHIBIT E

Trustee Compensation From Each Fund During Its Most Recent Fiscal Year

The following table contains specific information about the compensation that each existing Independent Trustee and New Independent Trustee Nominee expects to earn from each of the Funds and the Fund Complex during each Fund’s most recent fiscal year:

Fund Name	Compensation Paid to Mr. Discepoli	Compensation Paid to Mr. Deptula	Compensation Paid to Ms. Cohen	Compensation Paid to Ms. Williams	Compensation Paid to Mr. Schireson	Compensation Paid to Mr. Morrison
Adler Value Fund	$0	$0	$0	$0	$0	$0
Alambic Mid Cap Plus Fund	$3,200	$3,000	$3,000	$0	$0	$0
Alambic Mid Cap Value Plus Fund	$3,200	$3,000	$3,000	$0	$0	$0
Alambic Small Cap Plus Fund	$3,200	$3,000	$3,000	$0	$0	$0
Alambic Small Cap Value Plus Fund	$3,200	$3,000	$3,000	$0	$0	$0
Blue Current Global Dividend Fund	$3,200	$3,000	$3,000	$0	$0	$0
HVIA Equity Fund	$3,350	$3,150	$3,150	$0	$0	$0
Kempner Multi-Cap Deep Value Fund	$3,200	$3,000	$3,000	$0	$0	$0
Ladder Select Bond Fund	$3,350	$3,150	$3,150	$0	$0	$0
Lyrical U.S. Value Equity Fund	$3,275	$3,075	$3,075	$0	$0	$0
Marshfield Concentrated Opportunity Fund	$3,200	$3,000	$3,000	$0	$0	$0
Meehan Focus Fund	$3,275	$3,075	$3,075	$0	$0	$0
Ryan Labs Core Bond Fund	$3,275	$3,075	$3,075	$0	$0	$0
Ryan Labs Long Credit Fund	$3,275	$3,075	$3,075	$0	$0	$0
Stralem Equity Fund	$3,775	$3,575	$3,575	$0	$0	$0
Wavelength Interest Rate Neutral Fund	$3,200	$3,000	$3,000	$0	$0	$0
Waycross Long/Short Equity Fund	$3,350	$3,150	$3,150	$0	$0	$0
Fund Complex Total	$52,525	$49,325	$49,325	$0	$0	$0

Mr. Dorsey, as an Interested Trustee, does not receive any compensation from the Trust.

EXHIBIT F

Committee Meetings

The Board’s standing committees met the following number of times during each Fund’s most recently completed fiscal year:

Fund Name	Number of Committee of Independent Trustee Meetings	Number of Nominating Committee Meetings
Adler Value Fund(1)	-	-
Alambic Mid Cap Plus Fund	6	0
Alambic Mid Cap Value Plus Fund	6	0
Alambic Small Cap Plus Fund	6	0
Alambic Small Cap Value Plus Fund	6	0
Blue Current Global Dividend Fund	6	0
HVIA Equity Fund	6	3
Kempner Multi-Cap Deep Value Fund	6	0
Ladder Select Bond Fund	6	3
Lyrical U.S. Value Equity Fund	6	1
Marshfield Concentrated Opportunity Fund	6	0
Meehan Focus Fund	6	0
Ryan Labs Core Bond Fund	6	1
Ryan Labs Long Credit Fund	6	1
Stralem Equity Fund	6	0
Wavelength Interest Rate Neutral Fund	6	0
Waycross Long/Short Equity Fund	6	3

(1)	Referenced Fund has yet completed its first full fiscal year.

EXHIBIT G

Audit Fees

The following table presents fees billed for professional audit services rendered by BBD or Cohen, as applicable, for the audit of the applicable Fund’s annual financial statements for the past two fiscal years and for fees billed for other services rendered by BBD or Cohen to the applicable Fund.

Fund Name	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Adler Value Fund(2)	7/31	$0	$0	$0	$0
Alambic Mid Cap Plus Fund(3)	8/31	$26,000	$0	$5,500	$0
Alambic Mid Cap Value Plus Fund(3)	8/31	$26,000	$0	$5,500	$0
Alambic Small Cap Plus Fund(3)	8/31	$26,000	$0	$5,500	$0
Alambic Small Cap Value Plus Fund(3)	8/31	$26,000	$0	$5,500	$0
Blue Current Global Dividend Fund(3)	8/31	$27,000	$0	$8,000	$0
HVIA Equity Fund(3)	2/28	$26,000	$0	$6,000	$0
Kempner Multi-Cap Deep Value Fund(2)	7/31	$27,000	$0	$4,200	$0
Ladder Select Bond Fund(3)	2/28	$30,000	$0	$6,000	$0
Lyrical U.S. Value Equity Fund(2)	11/30	$27,200	$0	$4,300	$0
Marshfield Concentrated Opportunity Fund(3)	8/31	$26,000	$0	$5,500	$0
Meehan Focus Fund(3)	10/31	$26,000	$0	$6,000	$0
Ryan Labs Core Bond Fund(2)	11/30	$29,200	$0	$4,300	$0
Ryan Labs Long Credit Fund(2)	11/30	$29,200	$0	$4,300	$0
Stralem Equity Fund(3)	10/31	$26,000	$0	$6,000	$18,000
Wavelength Interest Rate Neutral Fund(2)	5/31	$28,400	$0	$4,000	$0
Waycross Long/Short Equity Fund(3)	2/28	$28,000	$0	$6,000	$0

(1)	Referenced Fund has not been in operation for two full fiscal years.
(2)	Fund is serviced by BBD.
(3)	Fund is serviced by Cohen.

PROXY ULTIMUS MANAGERS TRUST PROXY

FUND NAME

The undersigned shareholder(s), hereby appoint(s) , or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the "Meeting") to be held at the offices of Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on Tuesday, June 18, at 11:00 a.m. Eastern time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **888-785-6617** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 6:00 PM (ET).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: www.okapivote.com/UMT2019 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on June 18, 2019.